                                                                    Exhibit 10.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this "Amendment") is entered into as of April 20, 2004 among QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower, as Guarantors (the "Guarantors"), the Lenders party hereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Term Loan Credit Agreement dated as of December 19, 2003, as amended hereby and as the same may hereafter be further amended, modified, supplemented or restated, the "Credit Agreement");

         WHEREAS, the Credit Agreement incorporated in Section 7 of the Credit Agreement the corresponding covenants contained in Section 7 of the Credit Agreement dated as of June 27, 2001, (the "2001 Senior Credit Agreement") among the Borrower, the Guarantors, the lender parties thereto and Bank of America, N.A., as Administrative Agent entered into a Credit Agreement dated as of June 27, 2001, (the "2001 Senior Credit Agreement").

         WHEREAS, Section 11.6 of the Credit Agreement provides that if the Initial Lender participates in a facility that replaces the 2001 Senior Credit Agreement (a "Replacement Facility"), such participation shall represent its agreement to amend the Credit Agreement to conform to the covenants of such Replacement Facility without payment of any fees in connection with such confirming amendment.

         WHEREAS, subsequent to the execution of the Credit Agreement, the 2001 Senior Credit Agreement was replaced by a Credit Agreement dated as of April 20, 2004 (the "2004 Senior Credit Agreement") among Borrower, the Guarantors, the lender parties thereto (including the Initial Lender) and Bank of America, N.A., as Administrative Agent.

         WHEREAS, the Initial Lender was a lender party to the 2004 Senior Credit Agreement, which constitutes a Replacement Facility for purposes of
Section 11.6 of the Credit Agreement.

         WHEREAS, the Credit Parties are requesting that the Lenders agree to amend certain terms of the Credit Agreement in order to conform certain of the covenants to those contained in the 2004 Senior Credit Agreement; and

         WHEREAS, the Lenders have agreed to such amendments, subject to the conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    AGREEMENT

         1. Amendments to Credit Agreement.

                  (a) Existing Definitions. The following definitions set forth in Section 1.1 of the Credit Agreement are amended and restated in their entirety to read as follows:

                  "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than eighteen months from the date of acquisition, (b) Dollar denominated time and demand deposits, certificates of deposit and banker's acceptances of (i) any Lender, (ii) any domestic commercial bank having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which the Borrower shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) Investments in tax-exempt municipal bonds rated A (or the equivalent thereof) or better by S&P or MIG2 (or the equivalent thereof) or better by Moody's, (f) auction rate securities rated AA or better by S&P or Moody's, in either case with a reset of no longer than 90 days and (g) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (f).

                  "EBITDA" means, for any period, with respect to the Borrower and its Subsidiaries on a consolidated basis, (a) Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains and losses (including any gain or loss from the sale of Property)) plus (b) an amount which, in the determination of Net Income for such period, has been deducted for (i) Interest Expense for such period, (ii) total Federal, state, foreign or other income or franchise taxes for such period, (iii) all depreciation and amortization for such period, (iv) other items of expense during such period that do not involve a cash payment at any time (other than the provision for bad



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         debt in connection with uncollectible accounts receivable), (v) cash charges during such period for which the Borrower and its Subsidiaries are reimbursed by a third party during such period and (vi) special or restructuring items during any such period included in Net Income that do not involve a cash payment during such period (collectively, "Non-Cash Items") minus (c) any actual cash payments during the applicable period related to Non-Cash Items expensed or reserved under clauses (v) and (vi) above plus (d) Tender Costs during such period.

                  "Eligible Assets" means any assets or any business (or any substantial part thereof) used or useful in the same or a similar line of business as the Borrower and its Subsidiaries are engaged on the Closing Date or other healthcare-related businesses or businesses reasonably related thereto.

                  "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund and (d) any other Person approved by the Administrative Agent, the Issuing Lender and the Borrower (such approval not to be unreasonably withheld or delayed); provided that (i) the Borrower's consent is not required during the existence and continuation of a Default or an Event of Default, (ii) approval by the Borrower shall be deemed given if no objection is received by the assigning Lender and the Administrative Agent from the Borrower within five Business Days after notice of such proposed assignment has been delivered to the Borrower; (iii) neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee; and (iv) no competitor of the Borrower shall qualify as an Eligible Assignee.

                  "Guarantor" means each of the Material Domestic Subsidiaries of the Borrower, any other Subsidiary of the Borrower that guaranties any Pari Passu Debt and each Additional Credit Party, together with their successors and assigns.

                  "Leverage Ratio" means, as of the last day of each fiscal quarter, the ratio of (a) Funded Debt on such date to (b) EBITDA for the twelve month period ending on such date.

                  "Medicaid Regulations" means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid and any statutes succeeding thereto; (b) all applicable provisions of all federal rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (a) above; (c) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (a) and (b) above; and (d) all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (c) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (b) above, in each case as may be amended, supplemented or otherwise modified from time to time.



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




                  "Medicare Provider Agreement" means an agreement entered into between CMS or other such entity administering the Medicare program on behalf of CMS, and a health care provider or supplier under which the health care provider or supplier agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

                  "Medicare Regulations" shall mean, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including, without limitation, the HHS, CMS, the OIG, or any person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

                  "OIG" means the Office of Inspector General of HHS and any successor thereof.

                  "Permitted Acquisition" means an Acquisition by the Borrower or any of its Subsidiaries; provided that (a) substantially all of the Property acquired (or the Property of the Person acquired) in such Acquisition constitutes Eligible Assets (or goodwill associated therewith), (b) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person or its parent shall have duly approved such Acquisition, (c) on the date of such Acquisition no Event of Default exists, (d) after giving effect to such Acquisition, no Default or Event of Default shall exist, (e) if such Acquisition involves the formation of a new Subsidiary of the Borrower, such Subsidiary complies with Section 7.12 and (f) such Acquisition is undertaken in accordance with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees and awards to which any party to such Acquisition may be subject.

                  "Permitted Investments" means Investments which constitute the following: (a) cash or Cash Equivalents, (b) trade accounts receivable created, acquired or made in the ordinary course of business, (c) inventory, raw materials, general intangibles and other current assets acquired in the ordinary course of business, (d) Investments by the Borrower or one of its Subsidiaries in each other, (e) Permitted Acquisitions, (f) advances to management personnel and employees in the ordinary course of business, (g) Investments existing as of the Closing Date; provided that any such Investment in excess of $2,000,000 is set forth on Schedule 8.6, (h) Investments consisting of non-cash consideration received in the form of securities, notes or similar obligations in connection with any conveyance, sale, lease, assignment, transfer or other disposition of any Property by the Borrower or one of its Subsidiaries to any Person, and which are permitted hereunder, and
         (i) any other Investment as long as (i) on the date of such Investment, no Event of Default exists and (ii) after giving effect to such Investment no Default or Event of Default shall exist.

                  "Permitted Liens" means (a) Liens securing Credit Party Obligations, if any, (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale, collection, levy or loss on account thereof), (c) Liens in respect of Property imposed by law arising in the ordinary course of business such as materialmen's, mechanics', warehousemen's, carrier's, landlords' and other nonconsensual statutory Liens which are not yet due and payable or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (d) Liens (other than Liens imposed under ERISA) consisting of pledges or deposits made in the ordinary course of business to secure payment of worker's compensation insurance, unemployment insurance, pensions or social security programs, (e) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money), (f) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds, (g) easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes, (h) judgment Liens that would not constitute an Event of Default, (i) Liens in connection with Indebtedness permitted by Sections 8.1(d), (j) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution, (k) Liens existing on the date hereof and identified on
         Schedule 8.2, (l) Liens upon Property acquired (or the Property of a Subsidiary that is acquired) after the Effective Date by the Borrower or its Subsidiaries, which Liens either (i) existed on such Property before the time of such acquisition and was not created in anticipation thereof or (ii) were created solely for the purpose of securing Indebtedness representing, or incurred to finance or refinance, the cost of such Property or improvements thereon; provided, however; that
         (A) no such Lien shall extend to or cover any Property of any Credit Party other than the Property so acquired and improvements thereon and proceeds thereof, (B) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the fair market value of such Property at the time it was acquired or constructed and (C) the Indebtedness secured by any such Lien is permitted hereunder; provided that (x) no such Lien shall extend to any Property other than the Property subject thereto on the closing date of such acquisition and
         (y) the principal amount of the Indebtedness secured by such Liens shall not be increased, (m) Liens in connection with Permitted Receivables Financing, (n) Liens with respect to lease filings for notice purposes only, (o) Liens on purchase money Indebtedness incurred by the Borrower in an amount not to exceed, in the aggregate, $100,000,000 less Indebtedness incurred by Subsidiaries of the Borrower pursuant to Section 8.1(d), (p) Liens on Property of non-wholly owned Subsidiaries of the Borrowers incurred to finance working capital and
         (q) renewals and extensions of the foregoing so long as such Lien (i) does not



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         cover any additional Property, (ii) does not secure additional
         Indebtedness and (iii) is not otherwise prohibited by this Credit Agreement.

                  "Tender Costs" means the costs incurred by the Borrower in connection with any tender for outstanding indebtedness of the Borrower, and the termination of the interest rate swap contracts related thereto in an aggregate amount not to exceed $35,000,000 during the term of this Credit Agreement.

                  (b) New Definitions. The following definitions are added to
         Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

                  "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

                  "CMS" means the Centers for Medicare and Medicaid Services of HHS, any successor thereof and any predecessor thereof, including HCFA.

                  "Effective Date" means the Effective Date as defined in the 2004 Senior Credit Agreement.

                  "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "HIPAA" means the Health Insurance Portability and Accountability Act of 1996, Pub. L. 104-191, Aug. 21, 1996, 110
         Stat. 1936.

                  "HHS" means the United States Department of Health and Human Services and any successor thereof.

                  "Interest Coverage Ratio" means, as of the last day of each fiscal quarter, the ratio of (a) EBITDA for the twelve month period ending on such date to (b) Cash Interest Expense for the twelve month period ending on such date.

                  "Pari Passu Debt" means all unsecured indebtedness of the Borrower.

                  (c) References to the 2001 Senior Credit Agreement. The Credit Agreement is amended to change all references in the Credit Agreement to the "2001 Senior Credit Agreement" to the "2004 Senior Credit Agreement."

                  (d) Information Covenants.

                           (1) Section 7.01(a) of the Credit Agreement is amended by adding the clause "the earlier of (i)" after the word "within" in the first line thereof and adding the



                                       6


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         clause "or (ii) ten Business Days after the date the Borrower files its Form 10-K with the Securities and Exchange Commission" in the second line after the word "Borrower".

                           (2) Section 7.01(b) of the Credit Agreement is amended by adding the clause "the earlier of (i)" after the word "within" in the first line thereof and adding the clause "or (ii) ten Business Days after the date the Borrower files its Form 10-Q with the Securities and Exchange Commission" in the second line after the word "Borrower".

                           (3) Section 7.01(c) of the Credit Agreement is amended by deleting the reference to Section 7.13 therein.

                           (4) A new Section 7.01(i) is added to the Credit Agreement to read as follows:

                           (c) Public/Private Information. The Borrower hereby
                  acknowledges that (i) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, "Borrower Materials") by posting the Borrower Materials on IntraLinks or another similar electronic system (the "Platform") and (ii) certain of the Lenders may be "public-side" Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a "Public Lender"). The Borrower hereby agrees that (A) all Borrower Materials that are to be made available to the Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (B) by marking Borrower Materials "PUBLIC", the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws; (C) all Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated as "Public"; and (D) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not marked "Public".

                           (5) A new Section 7.01(j) is added to the Credit Agreement to read as follows:

                           (d) Electronic Delivery. Documents required to be
                  delivered pursuant to Section 7.1(a) or (b) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower's website on the Internet at the website address listed on
                  Schedule 11.1 or (ii) on which such documents are posted on the Borrower's behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have



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                  access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (A) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify (which may be facsimile or electronic mail) the Administrative Agent and each Lender of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the compliance certificates required by Section 7.1(c) to the Administrative Agent. Except for such compliance certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

                  (e) Financial Covenants. Section 7.02(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (b) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Borrower, shall be greater than or equal to 3.5 to 1.0.

                  (f) Compliance with Law. Section 7.05 of the Credit Agreement is amended by deleting the words "Titles XVIII and XIX of the Social Security Act" and by substituting the word "HIPAA" in replacement therefor; by adding the following clause at the end thereof; and making the appropriate grammatical and punctuation changes thereto:

                  ;and (iii) no event or related events occur that results in the exclusion of the Borrower or any of its Subsidiaries from participation in any Medical Reimbursement Program and (e) make commercially reasonable efforts to implement policies that are consistent with HIPAA on or before the date that any Credit Party is required to comply therewith.

                  (g) Additional Credit Parties. Section 7.12 of the Credit Agreement is amended by changing the reference to "2001 Senior Credit Agreement or the Senior Unsecured Notes" to "any Pari Passu Debt".

                  (h) Credit Party Revenues. Section 7.13 of the Credit Agreement is deleted in its entirety and Section 7.14 of the Credit Agreement is renumbered as Section 7.13.

                  (i) Indebtedness.

                           (1) Section 8.1(d) of the Credit Agreement is amended by deleting the number "$50,000,000" and by substituting the number "$100,000,000" in replacement therefor.



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



                           (2) Section 8.1(e) of the Credit Agreement is amended by deleting the number "$450,000,000" and by substituting the number "$600,000,000" in replacement therefor.

                           (3) Section 8.11(h) of the Credit Agreement is amended by deleting the term "Closing Date" and substituting the term "Effective Date".

                           (4) Schedule 8.1 of the Credit Agreement is amended and replaced by the Schedule 8.1 attached hereto.

                  (j) Nature of Business. Section 8.3 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  The Borrower will not, nor will it permit its Subsidiaries to, alter the character of its business from that conducted as of the Effective Date or engage in any substantial manner in any business other than (a) the business conducted by the Borrower and its Subsidiaries as of the Effective Date and (b) other healthcare-related businesses and businesses reasonably related thereto.

                  (k) Consolidation and Merger. Section 8.4 of the Credit Agreement is amended by deleting the number "$100,000,000" and by substituting the number "$750,000,000" in replacement therefor.

                   (l) Transactions with Affiliates. Section 8.7 of the Credit Agreement is amended by deleting clause (i) in its entirety; by amending and replacing Schedule 8.7 with the Schedule 8.7 attached hereto; and by making the appropriate grammatical and punctuation changes thereto.

                   (m) Stock Repurchases. Section 8.9 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  The Borrower will not, nor will it permit its Subsidiaries to, directly or indirectly, purchase, redeem or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of the Capital Stock of the Borrower of any class or any warrants or options to purchase any such shares (collectively, a "Stock Repurchase"); provided that the Borrower or its Subsidiaries may consummate Stock Repurchases as long as on the date of such Stock Repurchase and after giving effect to such Stock Repurchase no Default or Event of Default exists and is continuing.

                  (n) Events of Default.

                           (1) Section 9.1(c)(i) of the Credit Agreement is amended by deleting in their entirety the references to Section 7.13 and Section 7.15 therein.



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


                           (2) Section 9.1(g) of the Credit Agreement is amended by deleting the number "$50,000,000" and by substituting the number "$100,000,000" in replacement therefor.

                           (3) Section 9.1(h) of the Credit Agreement is amended by deleting the number "$50,000,000" and by substituting the number "$100,000,000" in replacement therefor.

                           (4) Section 9.1(i) of the Credit Agreement is amended by deleting the number "$50,000,000" and by substituting the number "$100,000,000" in replacement therefor.

                           (5) Section 9.1(k) of the Credit Agreement is deleted in its entirety.

                           (6) Section 9.3 of the Credit Agreement is amended by deleting the clause "occurrence and during the continuation of an Event of Default" in the first line therof and by substituting the clause "the exercise of any remedies by the Administrative Agent or the Lenders pursuant to Section 9.2 (or after any Event of Default that causes the Commitments to terminate and/or all of the Credit Party Obligations to be due hereunder)," in replacement therefor.

                  (o) A new Section 1.5 is added to the Credit Agreement to read as follows:

                  0.1 Rounding.

                           Any financial ratios required to be maintained by the
                  Borrower pursuant to this Credit Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

                  (p) A new Section 1.6 is added to the Credit Agreement to read as follows:

                  0.2  References to Agreements and Laws.

                           Unless otherwise expressly provided herein, (a)
                  references to organization documents, agreements (including the Credit Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Credit Document and (b) references to any law shall include all statutory and regulatory provisions (having the force of law) consolidating, amending, replacing, supplementing or interpreting such law.

                  (q) Section 1.2 of the Credit Agreement is amended and restated in its entirety to read as follows:


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



         0.3 Other Interpretive Provisions.

                  With reference to this Credit Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:

                  (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) (i) The words "herein", "hereto", "hereof" and "hereunder" and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provisions thereof.

                  (ii) Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears.

                  (iii) The term "including" is by way of example and not limitation.

                  (iv) the term "documents" includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

                  (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including".

                  (d) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Credit Agreement or any other Credit Document.

         2. Effectiveness; Conditions Precedent. This Amendment shall be deemed to have become effective as of the date above written upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Credit Parties and the Lenders.

         3. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Credit Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Credit Documents (including, without limitation, the indemnity obligations set forth therein) and that this Amendment shall constitute a Credit Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, each of the Guarantors reaffirms its guaranty obligations set forth in the Credit Agreement.



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




         4. Authority/Enforceability. Each of the Credit Parties represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

                  (d) The execution and delivery of this Amendment does not violate, contravene or conflict with any Requirement of Law applicable to it or any of its Subsidiaries.

         5. No Default. The Credit Parties represent and warrant to the Lenders that after giving effect to this Amendment (a) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         6. Release. In consideration of entering into this Amendment, each of the Credit Parties releases the Agents, the Lenders, and each Agent's and each Lender's respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to the Credit Agreement or the other Credit Documents on or prior to the date hereof.

         7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

         8. Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.



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


         9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         10. Venue; Jurisdiction; Waivers. The venue, jurisdiction, waiver of jury trial and waiver of consequential damages provisions set forth in Sections
11.11 and 11.12 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.



                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.


BORROWER:
                                    QUEST DIAGNOSTICS INCORPORATED,
                                    A Delaware corporation

                                    By: /s/ Joseph P. Manory
                                       ---------------------------------
                                    Name:  Joseph P. Manory
                                    Title: Vice President and Treasurer


GUARANTORS:
                                    QUEST DIAGNOSTICS HOLDINGS
                                    INCORPORATED,
                                    a Delaware corporation

                                    QUEST DIAGNOSTICS CLINICAL
                                    LABORATORIES, INC.,
                                    a Delaware corporation

                                    QUEST DIAGNOSTICS INCORPORATED,
                                    a California corporation

                                    QUEST DIAGNOSTICS INCORPORATED,
                                    a Maryland corporation

                                    QUEST DIAGNOSTICS INCORPORATED,
                                    a Michigan corporation

                                    QUEST DIAGNOSTICS OF PENNSYLVANIA, INC., a Delaware corporation

                                    METWEST INC.,
                                    a Delaware corporation

                                    NICHOLS INSTITUTE DIAGNOSTICS,
                                    a California corporation

                                    DPD HOLDINGS, INC.,
                                    a Delaware corporation

                                    DIAGNOSTIC REFERENCE SERVICES INC.,
                                    a Maryland corporation



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



                                    AMERICAN MEDICAL LABORATORIES,
                                    INCORPORATED,
                                    a Delaware corporation

                                    AML INC.,
                                    a Delaware corporation

                                    QUEST DIAGNOSTICS INCORPORATED (NV),
                                    a Nevada corporation

                                    QUEST DIAGNOSTICS NICHOLS INSTITUTE, INC.
                                    f/k/a MEDICAL LABORATORIES CORPORATION,
                                    a Virginia corporation

                                    QUEST DIAGNOSTICS LLC,
                                    an Illinois limited liability company

                                    QUEST DIAGNOSTICS LLC,
                                    a Connecticut limited liability company

                                    QUEST DIAGNOSTICS LLC,
                                    a Massachusetts limited liability company

                                    APL PROPERTIES LIMITED LIABILITY COMPANY, a Nevada limited liability company

                                    UNILAB ACQUISITION CORPORATION,
                                    A Delaware corporation

                                    UNILAB CORPORATION,
                                    A Delaware corporation


                                    By: /s/ Joseph P. Manory
                                       ---------------------------------------
                                    Name:  Joseph P. Manory
                                    Title: Vice President and Treasurer

                                    Of each of the Above Guarantors




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






                                    QUEST DIAGNOSTICS INVESTMENTS
                                    INCORPORATED,
                                    a Delaware corporation

                                    By: /s/ Stephen A. Calamari
                                       ---------------------------------------
                                    Name:  Stephen A. Calamari
                                    Title: Treasurer

                                    QUEST DIAGNOSTICS FINANCE INCORPORATED,
                                    a Delaware corporation

                                    By: /s/ Stephen A. Calamari
                                       ---------------------------------------
                                    Name:  Stephen A. Calamari
                                    Title: Treasurer

                                    PATHOLOGY BUILDING PARTNERSHIP,
                                    a Delaware general partnership

                                    By: Quest Diagnostics Incorporated,
                                    a Maryland corporation, its general partner

                                           By: /s/ Joseph P. Manory
                                              ---------------------------------
                                           Name:  Joseph P. Manory
                                           Title: Vice President and Treasurer

                                    By: Diagnostic Reference Services, Inc.,
                                    a Maryland corporation, its general partner

                                           By: /s/ Joseph P. Manory
                                              ---------------------------------
                                           Name:  Joseph P. Manory
                                           Title: Vice President and Treasurer

LENDERS:

ADMINISTRATIVE
AGENT AND
INITIAL LENDER:                     SUMITOMO MITSUI BANKING CORPORATION


                                         By: /s/ Robert Riley
                                             ---------------------------------
                                             Name:  Robert Riley
                                             Title: Senior Vice President







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